L. Phillip Humann

Chairman and Chief Executive Officer

BancAnalysts Association of Boston Conference

November 2005

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation
Reform Act of 1995.  Such statements include, but are not limited to, statements about the benefits of the merger between SunTrust Banks, Inc. (“SunTrust”) and National Commerce Financial Corporation (“NCF”),
including future financial and operating results, SunTrust’s plans, objectives, expectations and intentions and other statements that are not historical facts.  Such statements are based upon the current beliefs and expectations of SunTrust’s management and are subject to significant risks and uncertainties.  Actual results may differ from those set forth in the forward-looking statements.  The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the risk that the cost savings and any revenue synergies from the merger may not be fully realized or may take longer to realize than expected; disruption from the merger making it more difficult to maintain relationships with clients, employees or suppliers; increased competition and its effects on pricing, spending, third-party relationships and revenues; the risk of new and changing regulation in the U.S. and internationally.  Additional factors that could cause SunTrust’s results to differ materially from those described in the forward-looking statements can be found SunTrust’s 2004 Annual Report on Form 10-K, and in the Quarterly Reports on Form 10-Q and
10-Q/A of SunTrust and NCF filed with the Securities and Exchange Commission and available at the
Securities and Exchange Commission’s internet site (http://www.sec.gov).  The forward-looking statements in this presentation speak only as of the date of the filing, and SunTrust does not assume any obligation to update the forward-looking statements or to update the reasons why actual results could differ from those contained in the forward-looking statements.

This presentation includes some non-GAAP measures to describe SunTrust’s performance.  The reconciliation of those measures to GAAP measures can be found in in the appendix of this presentation, as well as in SunTrust’s earnings press release, which can be found on SunTrust’s website in the news section of the investor relations pages.

SunTrust Overview

8.4%

4.8%

SunTrust

National Average

2003-2008
Projected
Weighted Average
Population Growth

SunTrust Branches

National Commerce Branches

1

1

7   largest commercial banking
organization in the U.S. with $172
billion in assets

We believe the National Commerce
transaction makes the “Best
Footprint in Banking” even better

1,647 full service branches
including in-store branches and
over 2,700 ATMs

Source: SNL Financial.  Note: the data reflects the 25 U.S. banks and thrifts by assets as of December 31, 2004.  Weighted average population growth is based on MSA deposits pro forma for pending and completed acquisitions.

th

SunTrust Transformation

2005

1998/99

Enhanced
Franchise

One
Bank

Take the
Lead

Profit
Acceleration

Sales Culture
Transformation

Extended
footprint into
key growth
markets with
Crestar
merger

Collapsed 28
bank
charters

Streamlined
functional
organization

Focused on
efficiency,
ability to
deliver
common
customer
experience

Implemented
series of
operational
initiatives and
common
systems
platform

Intensified
local market,
client and
sales focus

Aligned top
talent to key
leadership
positions

Introduced
new
geographic
structure and
operating
model

Implemented
new revenue
initiatives in
key
businesses

Created
process
efficiencies
and
consistency
in key
business
lines

Established high
performance
standards for LOBs
and geographic units

Placed highest priority
on sales, cross LOB
referrals & client
retention

Implemented sales
strategy referred to
as S3 + E2 = Selling,
Serving, Sustaining
client relationships
through Excellence
in Execution

Operating Model Differentiation

LOBs design business and

product strategies with direct

feedback from the line

Geographic partners are

empowered to deliver services,

products and pricing to local

customers

Our specialty businesses that

are centrally managed effectively

use this same geographic power

in our footprint (e.g., mortgage)

Focused on delivering the whole

institution to customers on an

integrated basis

Key to SunTrust’s on-going

success

2005 LOB Accomplishments

Key Initiatives

Results1

1

New business checking accounts up 55%

New business banking loan production up 33%

Outstanding business banking deposits up 16%
and loans up 9%

New Direct Home Equity production increased 29%

Improvements have increased speed 31%

New deposit account sales through the call center up 61%

Check card sales through the call center up 44%

                                                           Retail

New personal checking accounts up 15%

Successful CD campaign helped drive a 199%
increase in new CD/IRA accounts

Streamline consumer products and
increase the focus on service quality at
branch locations

Launch products and initiatives to
enhance the business banking client
experience

Build a world class Home Equity
Business and invest in technology and
process improvements

Enhanced our referral & sales processes
as well as advertising to drive more
sales opportunities through the call
center

Includes only legacy SunTrust data for the first nine months of 2005 as compared to the first nine months of 2004. New accounts include both legacy SunTrust and NCF

2005 LOB Accomplishments

Results1

Key Initiatives

Commercial

1 Includes only legacy SunTrust data for the first nine months of 2005 as compared to the first nine months of 2004

Adopted sales management
process and installed new
technology to support the
operating model

Sustain market share gains through
our strategy of relationship
planning and use of strategic
reviews for key client segments

Implement Treasury Management
product, sales and service
enhancements

    Hold a #1 or #2 ranking for lead
relationships among companies with
$5MM - $250MM in revenue in 80% of
the Company’s geographic markets

   From 2000 to 2004 increased lead
relationships by 60% in the middle
market commercial segment

Deposits up 11%

Loans up 9%

Capital Markets fees up 79%

Wealth and Investment Management fees up
41%

Accelerated speed new products are rolled
out to market

Independent research results through 2004:

2005 LOB Accomplishments

Increased product specialists

Debt Capital Markets Revenue = $229MM, up
$52MM or 30%

Corporate Banking’s twelve month trailing RAROC
has increased 1.7%

Corporate and Investment Banking

Results1

Key Initiatives

1 Includes only legacy SunTrust data for the first nine months of 2005 as compared to the first nine months of 2004

Drive the cross-sell of Capital
Markets products to the Commercial
and Wealth & Investment
Management LOBs

Invest in Debt Capital Markets
product capabilities, both new and
existing

Focused initiative to enhance risk
adjusted returns of corporate
clients

Deliver ‘best in class’ credit
performance

Capital Markets Revenue cross-sold to the
Commercial and Wealth & Investment Management
LOB’s = $60MM, up $27MM or 84%

Corporate Banking total new business revenue up
19%

Criticized loans = $205.3MM, down $93.8MM or
31%.  Represents 1.3% of total loans

Non-accrual loans = $31.1MM, down $32.2MM or
51%. Represents 0.2% of total loans

2005 LOB Accomplishments

Results1

Wealth and Investment Management

Key Initiatives

1 Includes only legacy SunTrust data for the first nine months of 2005 as compared to the first nine months of 2004

Rolled out and implemented new client
management operating model in Private
Wealth Management

Continue to ensure our offerings of
products and services exceeds those of
our competitors

Implemented initiatives which increased
penetration into existing STI client base

Integrated NCF and First Mercantile into
business units, expanding opportunities
for cross selling

Loans up 13%

Deposits up 18%

Institutional new trust business up 56%

Capital Markets referral $ up 175%

Discretionary assets under management
increased 12% 9/30/05 over 9/30/04

Brokerage assets increased 20% 9/30/05
over 9/30/04

Personal Trust retention improved by 14%

2005 LOB Accomplishments

Key Initiatives

Results1

Total booked products up 69%, an
increase of 28,000 products sold over
the same period in 2004

Mortgage

1 Includes only legacy SunTrust data for the first nine months of 2005 as compared to the first nine months of 2004

Grow Market Share

Grow purchase originations faster
than peer average

Increased the size of the mortgage
sales force

Opened 30 new offices to expand
national footprint to 157 total
Retail offices and 17 total
Wholesale offices

Strong emphasis on Mortgage
cross-sell  program

Focused on home equity,
deposit, credit/debit card and
other consumer products

Over $51 billion in total applications, up
44% over the same period in 2004

Nearly $31 billion in purchase
applications, up 49%

Over $32 billion in total closings, up 46%

Over $19 billion in purchase closings,
up 51%

360o Relationship Focus

Cross-LOB Referrals Driving Revenue Growth

1 STI legacy only vs September YTD last year

2 Includes NCF

Commercial generated $46 million in Capital Markets fees – up 74%2

CIB

Wlth

and

Invest.

Man.

Retail

Cmml

Mortgage

SunTrust

Customer

September 2005 YTD

Retail referred $2.7 billion in closed
Mortgages – up over 51%1

Retail made 59,000 qualified referrals to
Wealth and Investment Management1

Wealth and Investment Management
made 21,000 referrals to Retail 2

Commercial produced $3.1 million in
fees to Institutional Wealth and
Investment Management -  up 41% 2

Over 67,000 total products sold by Mortgage – up 69%1

New Personal Checking Sales

New Business Checking Sales

New Direct Home Equity Production
New Business Banking Loan Production

Deposit Outstandings

Loan Outstandings

Capital Market Fees

Debt Capital Markets Revenue

CIB New Business Revenue

Institutional New Trust Business

Deposit Outstandings

Loan Outstandings

Purchase Mortgage Closings

# of Total Products Cross-Sold

New Check Cards

New Deposit Accounts

% Increase

Retail

SunTrust Call
Center

Wealth &
Investment
Management

CIB

Mortgage

2005 YTD Sales Results 1

Commercial

15%

55%

29%

33%

11%

9%

79%

30%

19%

56%

18%

13%

51%

62%

44%

61%

1 Includes only legacy SunTrust data for the first nine months of 2005 as compared to the first nine months of 2004 (checking sales include both STI and NCF)

98,085

100,137

103,216

106,967

110,818

87,878

90,601

90,968

93,065

94,076

$0

$20,000

$40,000

$60,000

$80,000

$100,000

$120,000

3Q 04

4Q 04

1Q 05

2Q 05

3Q 05

Average Loans: 13% YOY Growth

Average Deposits: 7% YOY Growth

1 Deposits = Consumer and Commercial Deposits

2  3Q 04 is reported on an estimated historical combined basis

Loan and Deposit Growth 1

($ in millions)

2

3.12%

2.98%

3.09%

3.13%

3.13%

3.11%

3.12%

3.21%

3.16%

1.5%

1.7%

1.9%

2.1%

2.3%

2.5%

2.7%

2.9%

3.1%

3.3%

3.5%

3Q 03

4Q 03

1Q 04

2Q 04

3Q 04

4Q 04

1Q 05

2Q 05

3Q 05

3.25%

1

1 NCF added 9 b.p., organic margin improved 1 b.p. from 3Q 04.

2

3.21%

2 Day count added 4 b.p., organic margin was flat from 4Q 04.

14.

Net Interest Margin Trend

Net interest margin has been relatively stable to improving over a two-year horizon

Net Interest Margin Compared to Peers

*

   Source: SNL Financial

Stable to improving NIM over the two-year horizon has brought SunTrust closer to the peer group average

2.50

2.70

2.90

3.10

3.30

3.50

3.70

3Q 03

4Q 03

1Q 04

2Q 04

3Q 04

4Q 04

1Q 05

2Q 05

3Q 05

SunTrust

Peer Average*

Peers include Amsouth, Bank of America, BB&T, Comerica, Fifth Third, First Horizon, Keycorp, M&T Bank, Mellon, National City, Northern Trust, PNC,
Regions, US Bancorp, Wachovia and Wells Fargo.  Numbers presented for peers are averages

NCOs/Average Loans Compared to Peers

*

   Source: SNL Financial

Net charge-offs continue to compare favorably vs. peer group average

3Q 03

4Q 03

1Q 04

2Q 04

3Q 04

4Q 04

1Q 05

2Q 05

3Q 05

0.00

0.10

0.20

0.30

0.40

0.50

0.60

SunTrust Banks, Inc.

Peer Average*

Peers include AmSouth, Bank of America, BB&T, Comerica, Fifth Third, First Horizon, Keycorp, M&T Bank, Mellon, National City, Northern Trust, PNC,
Regions, US Bancorp, Wachovia and Wells Fargo.  Numbers presented for peers are averages

Trust and Investment Mgmt.

Broker Dealer Revenue

Deposits and Other Fees

Other Noninterest Income

Noninterest Income

($ in millions)

$168,802

147,184

368,613

146,360

$830,959

$167,503

138,149

357,545

107,739

$770,936

$1,299

9,035

11,068

38,621

$60,023

3.1%

26.2%

12.4%

143.2%

31.1%

3Q 2005

Growth

2Q 2005

Sequential
Annualized
Growth Rate

0.8%

  6.5%

3.1%

35.8%

7.8%

Growth

Rate

Noninterest Income excludes securities (losses)/gains and net gain on sale of RCM assets.

1

2

Increase in other noninterest income mainly attributable to mortgage production income.

Total noninterest income increased 31% on a sequential annualized basis

Fee Income Growth

1

2

Based on estimated historical combined numbers

Improvement in Operating Leverage

Expense Growth

Revenue Growth

Core Revenue Growth

6%

   flat

  7

2

Sequential Annualized Growth Trends

  5%

(4)

(2)

3

Concerted effort to improve operating leverage is paying off

1Q 05

4Q 04

  6%

   4

   10

2Q 05

1

  20%

     8

     20

3Q 05

SunTrust presents total revenue excluding realized securities gains/losses (and the net gain on sale of RCM assets for 1Q 05);  the Company believes total revenue without securities gains/losses and without the net gain on sale of RCM assets is more indicative of the Company’s performance because this isolates income that is primarily customer relationship and customer transaction driven

Expense growth excludes merger related expenses and amortization of intangibles (and impairment charge on Affordable Housing Properties in
3Q 05)

1

2

3

1 Excluding merger related expenses (and the impact of net gain on sale of RCM assets for 1Q 05.

1

1

1

1

Focus on Efficiency

Positive operating leverage driving operating efficiency ratio improvement

61.12

61.78

60.25

60.22

59.48

61.30

58.46

58.62

58.01

20

25

30

35

40

45

50

55

60

65

70

3Q 04

4Q 04

1Q 05

2Q 05

3Q 05

EPS Growth Back on Track in 2004

4.73

5.19

0.06

4.66

4.72

4.30

4.13

3.04

3.13

2.87

2.56

2.32

1.89

1.64

1.45

1.38

1.31

1.19

1.09

.93

.84

0.09

0.10

0.37

0.14

0.07

$0.00

$0.50

$1.00

$1.50

$2.00

$2.50

$3.00

$3.50

$4.00

$4.50

$5.00

$5.50

1985

1986

1987

1988

1989

1990

1991

1992

1993

1994

1995

1996

1997

1998

1999

2000

2001

2002

2003

2004

EPS 1

1 EPS as originally reported and adjusted for stock splits.  There are no adjustments for merger pooling

2 CAGR and growth based on GAAP EPS excluding merger-related charges

GAAP EPS

Reduction in EPS due to merger-related charges

CAGR 2 = 10.1%

CAGR 2 = (0.6)%

Growth 2 = 11.0%

Improving Operating EPS Trends 1

Strong operating trends translating into quarterly EPS growth despite fluctuating provision expense trends

1 Operating EPS excludes the after-tax impact of merger expenses.  Reconcilement of reported EPS to operating EPS is contained in the appendix

1.18

1.21

1.28

1.36

1.30

1.31

1.40

1.37

1.42

1.00

1.05

1.10

1.15

1.20

1.25

1.30

1.35

1.40

3Q 03

4Q 03

1Q 04

2Q 04

3Q 04

4Q 04

1Q 05

2Q 05

3Q 05

Line of Business Goals

GOALS

Aggressively expand and retain
share of emerging wealth segments

Integrate successful private
banking units into private
wealth management for a more
comprehensive approach

Integrate Alexander Key and SunTrust
Securities into SunTrust Investment
Services to leverage broker
platform and achieve efficiencies

Partner with Retail to
improve penetration

Continue to strengthen
product offerings and
distribution
capabilities

Leverage merger to capture market share

Grow branch network, emphasis on in-store
opportunities

Improve partnership between business banking and other
LOBs to ensure proper client segmentation, enhance
service and improve retention

Continue to enhance capital
markets sales into Commercial
and Wealth & Investment
Management client base

Invest in developing new and
existing Debt Capital Market
product capabilities

Make significant investments
in Treasury Management
products, sales and
service to capture
emerging opportunities
in the payments
business

Capitalize on opportunities in
legacy NCF footprint to
grow diversified
commercial, auto dealer,
middle market and
institutional/government
segments

Long Term Growth Initiatives

8

-

10%

SunTrust

8

-

10%

8

-

10%

9

-

11%

12

-

14%

8

-

10%

Retail

Commercial

Corporate and Investment

Banking

Wealth & Investment

Management

Mortgage

Long Term Growth

Rate Target

Business Line

8

-

10%

SunTrust

8

-

10%

8

-

10%

9

-

11%

12

-

14%

8

-

10%

Retail

Commercial

Corporate and Investment

Banking

Wealth & Investment

Management

Mortgage

Long Term Growth

Rate Target

Business Line

NCF Merger on Track

SunTrust announced the National Commerce Financial merger in May 2004, the transaction was completed on Oct. 1, 2004 - systems successfully converted and enhanced product capabilities in place

Cost saves are ahead of the original estimate of $76MM; now projecting $97MM for 2005, one-time merger expenses are on track to be $121MM, $4 MM better than the original estimate

Key components of our sales organization are in place – sales leadership model, weekly sales meetings, sales training, sales and referral goals, incentives and recognition

Customer retention remains a top priority

115,000 client calls completed by relationship managers across the footprint

Reached 100% of key customers – Retail, Wealth & Investment Management,
Commercial and Treasury Management

Companywide retention metrics are being tracked monthly

Based on third party research, retention results to date indicate the Company is exceeding prior average industry merger experience

SunTrust Today

Our foundation is firmly in place:

Fully functioning operating model with clear allocation of responsibilities

Key components of sales organization in place:  weekly sales meetings, sales and referral goals and linked incentives

We have clear strategy and focused initiatives to drive performance:

Deliver “Big Bank” capabilities with local decision making and responsiveness

Focus on customer acquisition and retention

Drive cross-LOB referrals

Key initiatives are generating tangible results

Capitalizing on opportunities provided by the National Commerce
Financial merger

APPENDIX

Average Loan Growth

Mortgages

RE Construction

RE Equity

RE Commercial

Commercial

Business Credit Card

Consumer - Direct

Consumer - Indirect

Nonaccrual

Total Loans

2Q 2005

As Adjusted

($ in millions)

$1,497.6

553.3

618.3

(170.3)

971.0

10.4

236.0

121.3

14.1

$3,851.7

$26,752.9

8,962.4

12,030.3

13,042.3

31,630.7

213.1

4,937.0

9,058.5

339.5

$106,966.7

$28,250.5

9,515.7

12,648.6

12,872.0

32,601.7

223.5

5,173.0

9,179.8

353.6

$110,818.4

3Q 2005

22.4%

24.7%

20.6%

(5.2)%

12.3%

19.5%

19.1%

5.4%

16.6%

   14.4%

1 As a result of the NCF systems conversion on April 22, 2005, SunTrust presents consolidated average balances on an adjusted basis for both loans and deposits.
The Company believes these adjusted measures provide a better comparison between reporting periods and are more indicative of true loan and deposit fluctuations.  The adjustments represent reclassifications due to account mapping changes resulting from the systems conversion.

Adjusted

Growth

Adjusted

Sequential

Annualized

Growth Rate

5.6%

6.2%

5.1%

(1.3)%

3.1%

4.9%

4.8%

1.3%

4.2%

3.6%

Adjusted

Growth Rate

1

Driven by targeted sales initiatives

Average Consumer and Commercial Deposit Growth

DDA

NOW

MMA

Savings

Consumer Time

Other Time

Total Consumer and
Commercial Deposits

2Q 2005

As Adjusted

($ in millions)

$196.7

(661.9)

621.4

(381.5)

862.8

373.7

$1,011.2

$24,324.7

17,515.0

25,678.3

6,246.6

11,556.5

7,743.4

$93,064.5

$24,521.4

16,853.1

26,299.7

5,865.1

12,419.3

8,117.1

$94,075.7

3Q 2005

3.2%

(15.1)%

9.7%

(24.4)%

29.9%

19.3%

4.3%

1 As a result of the NCF systems conversion on April 22, 2005, SunTrust presents consolidated average balances on an adjusted basis for both loans and deposits.
The Company believes these adjusted measures provide a better comparison between reporting periods and are more indicative of true loan and deposit fluctuations.  The adjustments represent reclassifications due to account mapping changes resulting from the systems conversion.

Adjusted

Growth

Adjusted

Sequential

Annualized

Growth Rate

0.8%

(3.8)%

2.4%

(6.1)%

7.5%

4.8%

1.1%

Adjusted

Growth Rate

1

Driven by targeted sales initiatives

Strong Credit Quality

Net Charge-offs

Net Charge-offs to Avg.
Loans

NPAs

NPAs to
Loans/OREO/Other repo

Allowance for loan
losses

Allowance to Non-
performing loans

Allowance to Charge-
offs (Years Coverage)

3Q 2004

4Q 2004

3Q 2005

$76,711

0.27%

$362,737

0.32%

$1,029,855

312.4%

3.4

$51,043

0.24%

$304,216

0.36%

$892,974

315.7%

4.4

$53,893

0.21%

$410,658

0.40%

$1,050,024

281.3%

4.9

$35,384

0.13%

$380,303

0.35%

$1,036,173

296.7%

7.4

2Q 2005

($ in thousands)

1Q 2005

$36,834

0.14%

$392,345

0.37%

$1,023,746

286.7%

7.0

Excluding the effect of the Delta Airlines charge-off, credit quality trends continue to be better than historical average

SunTrust Banks, Inc. and Subsidiaries RECONCILEMENT OF NON-GAAP MEASURES APPENDIX A (Dollars in thousands)

	Three Months Ended					Nine Months Ended

	September 30 2005	June 30 2005	March 31 2005	December 31 2004	September 30 2004	September 30

						2005	2004

NON-GAAP MEASURES PRESENTED

Net income	$510,774	$465,700	$492,294	$455,729	$368,766	$1,468,768	$1,117,172
Securities losses, net	1,283	17	3,509	12,595	11,825	4,808	14,504

Net income excluding securities gains and losses	512,057	465,717	495,803	468,324	380,591	1,473,576	1,131,676
The Coca-Cola Company dividend, net of tax	(12,028)	(12,027)	(12,028)	(10,739)	(10,740)	(36,083)	(32,218)

Net income excluding securities gains and losses and The Coca-Cola Company dividend	$500,029	$453,690	$483,775	$457,585	$369,851	$1,437,493	$1,099,459

Total average assets	$169,933,960	$165,253,589	$161,218,222	$156,570,092	$127,127,968	$165,500,517	$126,093,513
Average net unrealized securities gains	(2,102,257)	(1,791,566)	(2,032,787)	(2,056,737)	(2,054,978)	(1,975,791)	(2,478,183)

Average assets less net unrealized securities gains	$167,831,703	$163,462,023	$159,185,435	$154,513,355	$125,072,990	$163,524,726	$123,615,330

Total average equity	$16,822,919	$16,275,567	$16,119,430	$15,818,968	$9,992,905	$16,408,550	$10,009,069
Average accumulated other comprehensive income	(1,331,103)	(1,139,477)	(1,285,278)	(1,304,553)	(1,318,332)	(1,252,121)	(1,588,635)

Total average realized equity	$15,491,816	$15,136,090	$14,834,152	$14,514,415	$8,674,573	$15,156,429	$8,420,434

Return on average total assets	1.19%	1.13%	1.24%	1.16%	1.15%	1.19%	1.18%
Impact of excluding net realized and unrealized securities gains/losses and The Coca-Cola Company dividend	(0.01)	(0.02)	(0.01)	0.02	0.03	(0.01)	0.01

Return on average total assets less net unrealized securities gains [1]	1.18%	1.11%	1.23%	1.18%	1.18%	1.18%	1.19%

Return on average total shareholders’ equity	12.05%	11.48%	12.39%	11.46%	14.68%	11.97%	14.91%
Impact of excluding net realized and unrealized securities gains/losses and The Coca-Cola Company dividend	0.76	0.54	0.84	1.08	2.28	0.71	2.53

Return on average realized shareholders’ equity [2]	12.81%	12.02%	13.23%	12.54%	16.96%	12.68%	17.44%

Noninterest income	$832,398	$770,909	$753,814	$759,003	$627,692	$2,357,121	$1,845,443
Securities losses, net	2,069	27	5,659	19,377	18,193	7,755	22,314
Gain on sale of RCM assets, net of related expenses	(3,508)	—	(19,874)	—	—	(23,382)	—

Total noninterest income excluding securities gains and losses and net gain on sale of RCM assets [3]	$830,959	$770,936	$739,599	$778,380	$645,885	$2,341,494	$1,867,757

Net interest income	$1,156,661	$1,123,709	$1,111,560	$1,084,204	$876,874	$3,391,930	$2,600,951
FTE adjustment	19,081	18,720	17,666	16,684	16,821	55,467	41,714

Net interest income - FTE	1,175,742	1,142,429	1,129,226	1,100,888	893,695	3,447,397	2,642,665
Noninterest income	832,398	770,909	753,814	759,003	627,692	2,357,121	1,845,443

Total revenue	2,008,140	1,913,338	1,883,040	1,859,891	1,521,387	5,804,518	4,488,108
Securities losses, net	2,069	27	5,659	19,377	18,193	7,755	22,314
Gain on sale of RCM assets, net of related expenses	(3,508)	—	(19,874)	—	—	(23,382)	—

Total revenue excluding securities gains and losses and net gain on sale of RCM assets [3]	$2,006,701	$1,913,365	$1,868,825	$1,879,268	$1,539,580	$5,788,891	$4,510,422

Three Months Ended

	September 30 2005	June 30 2005	%[4] Change	September 30 2005	September 30 2004	% Change

AVERAGE LOW COST CONSUMER AND COMMERCIAL DEPOSIT RECONCILEMENT
Noninterest bearing deposits	$24,521,452	$24,309,721	0.9	$24,521,452	$20,490,191	19.7
NOW accounts	16,853,139	17,519,608	(3.8)	16,853,139	12,999,444	29.6
Savings	5,865,099	6,462,425	(9.2)	5,865,099	7,424,698	(21.0)

Total average low cost consumer and commercial deposits	$47,239,690	$48,291,754	(2.2)	$47,239,690	$40,914,333	15.5

______________

[1]

SunTrust presents a return on average assets less net unrealized gains on securities. The foregoing numbers reflect primarily adjustments to remove the effects of the Company’s securities portfolio which includes the ownership by the Company of 48.3 million shares of The Coca-Cola Company. The Company uses this information internally to gauge its actual performance in the industry. The Company believes that the return on average assets less the net unrealized securities gains is more indicative of the Company’s return on assets because it more accurately reflects the return on the assets that are related to the Company’s core businesses which are primarily customer relationship and customer transaction driven. The return on average assets less net unrealized gains on securities is computed by dividing annualized net income, excluding securities gains/losses and The Coca-Cola Company dividend, by average assets less net unrealized securities gains.

[2]

The Company also believes that the return on average realized equity is more indicative of the Company’s return on equity because the excluded equity relates primarily to a long term holding of a specific security. The return on average realized shareholders’ equity is computed by dividing annualized net income, excluding securities gains/losses and The Coca-Cola Company dividend, by average realized shareholders’ equity.

[3]

SunTrust presents total noninterest income and total revenue excluding realized securities gains and losses and the net gain on the sale of RCM assets. The Company believes total noninterest income and total revenue without securities gains and losses is more indicative of the Company’s performance because it isolates income that is primarily customer relationship and customer transaction driven. SunTrust further excludes the net gain on the sale of RCM assets because the Company believes the exclusion of the net gain is more indicative of normalized operations.

[4]	Multiply by 4 to calculate sequential annualized growth or reductions discussed in the earnings call.

A-1

SunTrust Banks, Inc. and Subsidiaries RECONCILEMENT OF NON-GAAP MEASURES APPENDIX A, continued (Dollars in thousands)

	Three Months Ended		Nine Months Ended

	September 30 2005	June 30 2005	September 30 2005

SELECTED NON-GAAP OPERATING MEASURES AND ADJUSTED OPERATING MEASURES PRESENTED [1]

Net income	$510,774	$465,700	$1,468,768
Merger expense, net of tax	7,505	33,642	57,105

Operating net income	518,279	499,342	1,525,873
Net gain on sale of RCM assets, net of tax	(2,175)	—	(14,497)

Adjusted operating net income	$516,104	$499,342	$1,511,376

Diluted earnings per share	$1.40	$1.28	$4.04
Impact of excluding merger expense	0.02	0.09	0.16

Operating diluted earnings per share	1.42	1.37	4.20
Impact of net gain on sale of RCM assets	—	—	(0.04)

Adjusted operating diluted earnings per share	$1.42	$1.37	$4.16

Total revenue	$2,008,140	$1,913,338	$5,804,518
Securities losses, net	2,069	27	7,755
Net gain on sale of RCM assets	(3,508)	—	(23,382)

Adjusted total revenue	$2,006,701	$1,913,365	$5,788,891

Noninterest income	$832,398	$770,909	$2,357,121
Net gain on sale of RCM assets	(3,508)	—	(23,382)

Noninterest income excluding net gain on sale of RCM assets	$828,890	$770,909	$2,333,739

Noninterest expense	$1,177,071	$1,172,825	$3,483,802
Merger expense	(12,104)	(54,262)	(92,104)

Noninterest expense excluding merger expense	$1,164,967	$1,118,563	$3,391,698

Efficiency ratio	58.62%	61.30%	60.02%
Impact of excluding merger expense	(0.61)	(2.84)	(1.59)

Operating efficiency ratio	58.01	58.46	58.43
Impact of net gain on sale of RCM assets	0.10	—	0.24

Adjusted operating efficiency ratio	58.11%	58.46%	58.67%

Return on average total assets	1.19%	1.13%	1.19%
Impact of excluding merger expense	0.02	0.08	0.04

Operating return on average total assets [2]	1.21%	1.21%	1.23%

Return on average total shareholders’ equity	12.05%	11.48%	11.97%
Impact of excluding merger expense	0.17	0.83	0.46

Operating return on average total shareholders’ equity [3]	12.22%	12.31%	12.43%

_____________
[1]

SunTrust presents selected financial data on an operating basis that excludes merger charges, which represent incremental costs to integrate NCF’s operations. The Company also presents selected financial data on an adjusted operating basis, which further excludes the net gain related to the sale of RCM assets. The Company believes the exclusion of these two measures is more reflective of normalized operations.

[2]	Computed by dividing annualized operating net income by average total assets.
[3]	Computed by dividing annualized operating net income by average total shareholders’ equity.

A-2

SunTrust Banks, Inc. and Subsidiaries QUARTER-TO-QUARTER COMPARISON - ACTUAL APPENDIX B

	Three Months Ended

	September 30 2005	June 30 2005	Increase/(Decrease)		Sequential Annualized [1] %

			Amount	%

STATEMENTS OF INCOME (Dollars in thousands)

NET INTEREST INCOME	$1,156,661	$1,123,709	$32,952	2.9%	11.7
Provision for loan losses	70,393	47,811	22,582	47.2	NM

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	1,086,268	1,075,898	10,370	1.0	3.9

NONINTEREST INCOME
Deposit and other fees [2]	368,613	357,545	11,068	3.1	12.4
Trust and investment management income	168,802	167,503	1,299	0.8	3.1
Broker / dealer revenue [3]	147,184	138,149	9,035	6.5	26.2
Other noninterest income	146,360	107,739	38,621	35.8	NM

Noninterest income before securities losses, net and net gain on sale of RCM assets[4]	830,959	770,936	60,023	7.8	31.1
Gain on sale of RCM assets, net of related expenses	3,508	—	3,508	100.0	NM

Noninterest income before securities losses, net	834,467	770,936	63,531	8.2	33.0
Securities losses, net	(2,069)	(27)	(2,042)	7,563.0	NM

Total noninterest income	832,398	770,909	61,489	8.0	31.9

NONINTEREST EXPENSE
Personnel expense	632,333	623,284	9,049	1.5	5.8
Net occupancy expense	79,519	73,483	6,036	8.2	32.9
Outside processing and software	92,952	89,282	3,670	4.1	16.4
Equipment expense	50,083	51,579	(1,496)	(2.9)	(11.6)
Marketing and customer development	38,651	36,298	2,353	6.5	25.9
Other noninterest expense	216,020	214,819	1,201	0.6	2.2

Noninterest expense before Affordable Housing impairment charge, amortization of intangible assets and merger expense[5]	1,109,558	1,088,745	20,813	1.9	7.6
Impairment charge on Affordable Housing Properties	25,672	—	25,672	100.0	NM
Amortization of intangible assets	29,737	29,818	(81)	(0.3)	(1.1)
Merger expense	12,104	54,262	(42,158)	(77.7)	NM

Total noninterest expense	1,177,071	1,172,825	4,246	0.4	1.4

INCOME BEFORE INCOME TAXES	741,595	673,982	67,613	10.0	40.1
Provision for income taxes	230,821	208,282	22,539	10.8	43.3

NET INCOME	510,774	465,700	45,074	9.7	38.7
Merger expense, net of tax	7,505	33,642	(26,137)	(77.7)	NM

OPERATING NET INCOME	518,279	499,342	18,937	3.8	15.2
Net gain on sale of RCM assets, net of tax	(2,175)	—	(2,175)	100.0	NM

ADJUSTED OPERATING NET INCOME	$516,104	$499,342	$16,762	3.4%	13.4%

REVENUE (Dollars in thousands)

Net interest income	$1,156,661	$1,123,709	$32,952	2.9%	11.7%
FTE adjustment	19,081	18,720	361	1.9	7.7

Net interest income - FTE	1,175,742	1,142,429	33,313	2.9	11.7
Noninterest income	832,398	770,909	61,489	8.0	31.9

Total revenue	2,008,140	1,913,338	94,802	5.0	19.8
Securities losses, net	2,069	27	2,042	7,563.0	NM
Net gain on sale of RCM assets	(3,508)	—	(3,508)	100.0	NM

Total revenue excluding securities gains and losses and net gain on sale of RCM assets	$2,006,701	$1,913,365	$93,336	4.9%	19.5%

SELECTED AVERAGE BALANCES (Dollars in millions)
Average Loans[6,8]
Commercial	$32,713	$32,508	$205	0.6%	2.5%
Real estate 1-4 family	28,366	26,324	2,042	7.8	31.0
Real estate commercial and construction	22,484	21,496	988	4.6	18.4
Real estate equity	12,649	12,135	514	4.2	16.9
Consumer [7]	14,382	14,291	91	0.6	2.5
Credit cards	224	213	11	5.2	20.7

Total loans	$110,818	$106,967	$3,851	3.6%	14.4%

Average deposits[8]
Noninterest bearing deposits	$24,522	$24,310	$212	0.9%	3.5%
NOW accounts	16,853	17,520	(667)	(3.8)	(15.2)
Money market accounts	26,300	25,473	827	3.2	13.0
Savings	5,865	6,462	(597)	(9.2)	(37.0)
Consumer and other time	20,536	19,300	1,236	6.4	25.6

Total consumer and commercial deposits	94,076	93,065	1,011	1.1	4.3
Brokered and foreign deposits	17,969	15,709	2,260	14.4	57.5

Total deposits	$112,045	$108,774	$3,271	3.0%	12.0%

SELECTED CREDIT DATA (Dollars in thousands)
Nonaccrual loans	$307,788	$328,018	($20,230)	(6.2)%	(24.7)%
Restructured loans	21,876	21,236	640	3.0	12.1

Total nonperforming loans	329,664	349,254	(19,590)	(5.6)	(22.4)
Other real estate owned (OREO)	26,013	25,263	750	3.0	11.9
Other repossessed assets	7,060	5,786	1,274	22.0	88.1

Total nonperforming assets	$362,737	$380,303	($17,566)	(4.6)%	(18.5)%

Allowance for loan and lease losses	$1,029,855	$1,036,173	($6,318)	(0.6)%	(2.4)%

______________

[1]

Multiply percentage change by 4 to calculate sequential annualized change. Any sequential annualized change over 100 percent is labeled as “NM”. Those changes over 100 percent were not considered to be meaningful.

[2]	Includes service charges on deposits, card and other charges and fees.
[3]	Includes retail investment services, investment banking income and trading account profits and commissions.
[4]

SunTrust presents noninterest income before securities (losses)/gains and the net gain on the sale of RCM assets. The Company believes noninterest income before securities gains and losses is more indicative of the Company’s performance because it isolates income that is primarily customer relationship and customer transaction driven. SunTrust further excludes the net gain on the sale of RCM assets because the Company believes the exclusion of the net gain provides better comparability and is more indicative of normalized operations.

[5]

The Company presents noninterest expense before an impairment charge on Affordable Housing Properties, amortization of intangible assets and merger expense. The Company believes the exclusion of these measures provides better comparability and is more reflective of normalized operations.

[6]	SunTrust’s average nonaccrual and restructured loans are included in the respective categories to conform to the NCF presentation.
[7]	Includes consumer direct and consumer indirect loans.
[8]	See Appendix C for the impact of the estimated reclassification adjustments resulting from the April 22, 2005 NCF systems conversion.

SunTrust Banks, Inc. and Subsidiaries
QUARTER-TO-QUARTER COMPARISON - HISTORICAL COMBINED GROWTH
APPENDIX B, continued

The 3rd quarter and year-to-date 2004 figures represent SunTrust and NCF on a historical combined basis.
See page 15 for a reconcilement of these historical combined amounts.

	HISTORICAL COMBINED				HISTORICAL COMBINED

	Three Months Ended				Nine Months Ended

	September 30		Increase/(Decrease)		September 30		Increase/(Decrease)

	2005	2004	Amount	%	2005	2004	Amount	%

STATEMENTS OF INCOME (Dollars in thousands)
NET INTEREST INCOME	$1,156,661	$1,071,689	$84,972	7.9%	$3,391,930	$3,180,823	$211,107	6.6%
Provision for loan losses	70,393	60,818	9,575	15.7	128,760	142,415	(13,655)	(9.6)

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	1,086,268	1,010,871	75,397	7.5	3,263,170	3,038,408	224,762	7.4

NONINTEREST INCOME
Deposit and other fees [1]	368,613	353,573	15,040	4.3	1,069,792	1,046,326	23,466	2.2
Trust and investment management income	168,802	165,603	3,199	1.9	500,820	474,671	26,149	5.5
Broker / dealer revenue [2]	147,184	132,650	14,534	11.0	434,529	440,267	(5,738)	(1.3)
Other noninterest income	146,360	106,550	39,810	37.4	336,353	252,186	84,167	33.4

Noninterest income before securities losses, net and net gain on sale of RCM assets[3]	830,959	758,376	72,583	9.6	2,341,494	2,213,450	128,044	5.8
Gain on sale of RCM assets, net of related expenses	3,508	—	3,508	100.0	23,382	—	23,382	100.0

Noninterest income before securities losses, net	834,467	758,376	76,091	10.0	2,364,876	2,213,450	151,426	6.8
Securities losses, net	(2,069)	(16,565)	14,496	(87.5)	(7,755)	(9,702)	1,947	(20.1)

Total noninterest income	832,398	741,811	90,587	12.2	2,357,121	2,203,748	153,373	7.0

NONINTEREST EXPENSE
Personnel expense	632,333	605,325	27,008	4.5	1,890,410	1,789,971	100,439	5.6
Net occupancy expense	79,519	79,875	(356)	(0.4)	228,853	230,183	(1,330)	(0.6)
Outside processing and software	92,952	75,449	17,503	23.2	265,082	225,345	39,737	17.6
Equipment expense	50,083	50,904	(821)	(1.6)	154,544	156,156	(1,612)	(1.0)
Marketing and customer development	38,651	34,975	3,676	10.5	106,578	104,011	2,567	2.5
Other noninterest expense	216,020	233,692	(17,672)	(7.6)	629,787	674,364	(44,577)	(6.6)

Noninterest expense before Affordable Housing impairment charge, amortization of intangible assets and merger expense[4]	1,109,558	1,080,220	29,338	2.7	3,275,254	3,180,030	95,224	3.0
Impairment charge on Affordable Housing Properties	25,672	9,001	16,671	185.2	25,672	9,001	16,671	185.2
Amortization of intangible assets	29,737	28,132	1,605	5.7	90,772	84,902	5,870	6.9
Merger expense	12,104	—	12,104	100.0	92,104	—	92,104	100.0

Total noninterest expense	1,177,071	1,117,353	59,718	5.3	3,483,802	3,273,933	209,869	6.4

INCOME BEFORE INCOME TAXES	741,595	635,329	106,266	16.7	2,136,489	1,968,223	168,266	8.5
Provision for income taxes	230,821	198,926	31,895	16.0	667,721	608,079	59,642	9.8

NET INCOME	510,774	436,403	74,371	17.0	1,468,768	1,360,144	108,624	8.0
Merger expense, net of tax	7,505	—	7,505	100.0	57,105	—	57,105	100.0

OPERATING NET INCOME	518,279	436,403	81,876	18.8	1,525,873	1,360,144	165,729	12.2
Net gain on sale of RCM assets, net of tax	(2,175)	—	(2,175)	100.0	(14,497)	—	(14,497)	(100.0)

ADJUSTED OPERATING NET INCOME	$516,104	$436,403	$79,701	18.3%	$1,511,376	$1,360,144	$151,232	11.1%

REVENUE (Dollars in thousands)
Net interest income	$1,156,661	$1,071,689	$84,972	7.9%	$3,391,930	$3,180,823	$211,107	6.6%
FTE adjustment [5]	19,081	19,063	18	0.1	55,467	48,441	7,026	14.5

Net interest income - FTE	1,175,742	1,090,752	84,990	7.8	3,447,397	3,229,264	218,133	6.8
Noninterest income	832,398	741,811	90,587	12.2	2,357,121	2,203,748	153,373	7.0

Total revenue	2,008,140	1,832,563	175,577	9.6	5,804,518	5,433,012	371,506	6.8
Securities losses, net	2,069	16,565	(14,496)	(87.5)	7,755	9,702	(1,947)	20.1
Net gain on sale of RCM assets	(3,508)	—	(3,508)	100.0	(23,382)	—	(23,382)	(100.0)

Total revenue excluding securities gains and losses and net gain on sale of RCM assets	$2,006,701	$1,849,128	$157,573	8.5%	$5,788,891	$5,442,714	$346,177	6.4%

SELECTED AVERAGE BALANCES (Dollars in millions)
Average Loans [6]
Commercial	$32,713	$31,977	$736	2.3%	$32,903	$32,112	$791	2.5%
Real estate 1-4 family	28,366	21,963	6,403	29.2	26,092	20,270	5,822	28.7
Real estate commercial and construction	22,484	18,155	4,329	23.8	21,084	17,899	3,185	17.8
Real estate equity	12,649	10,295	2,354	22.9	12,123	9,548	2,575	27.0
Consumer [7]	14,382	15,520	(1,138)	(7.3)	14,614	15,326	(712)	(4.6)
Credit cards	224	175	49	28.0	212	165	47	28.5

Total loans	$110,818	$98,085	$12,733	13.0%	$107,028	$95,320	$11,708	12.3%

Average deposits
Noninterest bearing deposits	$24,522	$23,239	$1,283	5.5%	$24,188	$22,650	$1,538	6.8%
NOW accounts	16,853	15,335	1,518	9.9	17,282	14,974	2,308	15.4
Money market accounts	26,300	24,211	2,089	8.6	25,519	24,163	1,356	5.6
Savings	5,865	9,099	(3,234)	(35.5)	6,605	8,619	(2,014)	(23.4)
Consumer and other time	20,536	15,994	4,542	28.4	19,120	15,512	3,608	23.3

Total consumer and commercial deposits	94,076	87,878	6,198	7.1	92,714	85,918	6,796	7.9
Brokered and foreign deposits	17,969	11,496	6,473	56.3	15,718	12,255	3,463	28.3

Total deposits	$112,045	$99,374	$12,671	12.8%	$108,432	$98,173	$10,259	10.4%

SELECTED CREDIT DATA (Dollars in thousands)
Nonaccrual loans	$307,788	$329,340	($21,552)	(6.5)%
Restructured loans	21,876	19,724	2,152	10.9

Total nonperforming loans	329,664	349,064	(19,400)	(5.6)
Other real estate owned (OREO)	26,013	27,126	(1,113)	(4.1)
Other repossessed assets	7,060	15,082	(8,021)	(53.2)

Total nonperforming assets	$362,737	$391,272	($28,535)	(7.3)%

Allowance for loan and lease losses	$1,029,855	$1,067,829	($37,974)	(3.6)%

______________

[1]	Includes service charges on deposits, card and other charges and fees.
[2]	Includes retail investment services, investment banking income and trading account profits and commissions.
[3]

SunTrust presents noninterest income before securities (losses)/gains and the net gain on the sale of RCM assets. The Company believes noninterest income before securities gains and losses is more indicative of the Company’s performance because it isolates income that is primarily customer relationship and customer transaction driven. SunTrust further excludes the net gain on the sale of RCM assets because the Company believes the exclusion of the net gain provides better comparability and is more indicative of normalized operations.

[4]

The Company presents noninterest expense before an impairment charge on Affordable Housing Properties, amortization of intangible assets and merger expense. The Company believes the exclusion of these measures provides better comparability and is more reflective of normalized operations.

[5]	NCF’s FTE adjustments were reduced $4.0 million and $13.1 million from the third quarter and first nine months of 2004, respectively, to conform to SunTrust’s methodology.
[6]	SunTrust’s average nonaccrual and restructured loans are included in the respective categories to conform to the NCF presentation.
[7]	Includes consumer direct and consumer indirect loans.

SunTrust Banks, Inc. and Subsidiaries SUNTRUST / NCF - SELECTED HISTORICAL FINANCIAL DATA APPENDIX B, continued

	Three Months Ended			Nine Months Ended

	September 30, 2004			September 30, 2004

	SunTrust	NCF	Historical Combined	SunTrust	NCF	Historical Combined

STATEMENTS OF INCOME (Dollars in thousands)
NET INTEREST INCOME	$876,874	$194,815	$1,071,689	$2,600,951	$579,872	$3,180,823
Provision for loan losses	41,774	19,044	60,818	98,438	43,977	142,415

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	835,100	175,771	1,010,871	2,502,513	535,895	3,038,408

NONINTEREST INCOME
Deposit and other fees [1]	298,328	55,245	353,573	887,178	159,148	1,046,326
Trust and investment management income	149,673	15,930	165,603	426,257	48,414	474,671
Broker / dealer revenue [2]	113,308	19,342	132,650	368,452	71,815	440,267
Other noninterest income	84,576	21,974	106,550	185,870	66,316	252,186

Noninterest income before securities losses, net	645,885	112,491	758,376	1,867,757	345,693	2,213,450
Securities losses, net	(18,193)	1,628	(16,565)	(22,314)	12,612	(9,702)

Total noninterest income	627,692	114,119	741,811	1,845,443	358,305	2,203,748

NONINTEREST EXPENSE
Personnel expense	527,734	77,591	605,325	1,555,452	234,519	1,789,971
Net occupancy expense	66,542	13,333	79,875	190,030	40,153	230,183
Outside processing and software	68,657	6,792	75,449	204,902	20,443	225,345
Equipment expense	43,275	7,629	50,904	134,100	22,056	156,156
Marketing and customer development	32,028	2,947	34,975	93,902	10,109	104,011
Other noninterest expense	167,019	66,673	233,692	514,836	159,528	674,364

Noninterest expense before Affordable Housing impairment charge and amortization of intangible assets	905,255	174,965	1,080,220	2,693,222	486,808	3,180,030
Impairment charge on Affordable Housing Properties	9,001	—	9,001	9,001	—	9,001
Amortization of intangible assets	15,593	12,539	28,132	45,823	39,079	84,902

Total noninterest expense	929,849	187,504	1,117,353	2,748,046	525,887	3,273,933

INCOME BEFORE INCOME TAXES	532,943	102,386	635,329	1,599,910	368,313	1,968,223
Provision for income taxes	164,177	34,749	198,926	482,738	125,341	608,079

NET INCOME	$368,766	$67,637	$436,403	$1,117,172	$242,972	$1,360,144

REVENUE (Dollars in thousands)
Net interest income	$876,874	$194,815	$1,071,689	$2,600,951	$579,872	$3,180,823
FTE adjustment [3]	16,821	2,242	19,063	41,714	6,727	48,441

Net interest income - FTE	893,695	197,057	1,090,752	2,642,665	586,599	3,229,264
Noninterest income	627,692	114,119	741,811	1,845,443	358,305	2,203,748

Total revenue	1,521,387	311,176	1,832,563	4,488,108	944,904	5,433,012
Securities losses, net	18,193	(1,628)	16,565	22,314	(12,612)	9,702

Total revenue excluding securities gains and losses	$1,539,580	$309,548	$1,849,128	$4,510,422	$932,292	$5,442,714

SELECTED AVERAGE BALANCES (Dollars in millions)
Average Loans [4]
Commercial	$27,753	$4,224	$31,977	$27,998	$4,114	$32,112
Real estate 1-4 family	20,798	1,165	21,963	19,202	1,068	20,270
Real estate commercial and construction	14,231	3,924	18,155	14,064	3,835	17,899
Real estate equity	8,239	2,056	10,295	7,659	1,889	9,548
Consumer [5]	12,574	2,946	15,520	12,468	2,858	15,326
Credit cards	158	17	175	149	16	165

Total loans	$83,753	$14,332	$98,085	$81,540	$13,780	$95,320

Average deposits
Noninterest bearing deposits	$20,490	$2,749	$23,239	$19,995	$2,655	$22,650
NOW accounts	13,000	2,335	15,335	12,715	2,259	14,974
Money market accounts	22,434	1,777	24,211	22,313	1,850	24,163
Savings	7,425	1,674	9,099	6,919	1,700	8,619
Consumer and other time	10,773	5,221	15,994	10,614	4,898	15,512

Total consumer and commercial deposits	74,122	13,756	87,878	72,556	13,362	85,918
Brokered and foreign deposits	9,341	2,155	11,496	9,830	2,425	12,255

Total deposits	$83,463	$15,911	$99,374	$82,386	$15,787	$98,173

SELECTED CREDIT DATA (Dollars in thousands)
Nonaccrual loans	$263,127	$66,213	$329,340
Restructured loans	19,724	—	19,724

Total nonperforming loans	282,851	66,213	349,064
Other real estate owned (OREO)	10,934	16,192	27,126
Other repossessed assets	10,431	4,651	15,082

Total nonperforming assets	$304,216	$87,056	$391,272

Allowance for loan and lease losses	$892,974	$174,855	$1,067,829

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[1]	Includes service charges on deposits, card and other charges and fees.
[2]	Includes retail investment services, investment banking income and trading account profits and commissions.
[3]	NCF’s FTE adjustments were reduced $4.0 million and $13.1 million from the third quarter and first nine months of 2004, respectively, to conform to SunTrust methodology.
[4]	SunTrust’s average nonaccrual and restructured loans are included in the respective categories to conform to the NCF presentation.
[5]	Includes consumer direct and consumer indirect loans.

SunTrust Banks, Inc. and Subsidiaries CONSOLIDATED DAILY AVERAGE BALANCES - ADJUSTED[1] APPENDIX C (Dollars in millions)

	Three Months Ended

	September 30	June 30

	2005	2005

	Average Balances - Reported	Average Balances - Reported	Estimated Reclassification	As Adjusted	Adjusted Growth	Adjusted Growth Rate	Adjusted Sequential Annualized Growth Rate[2]

Loans:
Real estate 1-4 family	$28,250.5	$26,224.1	$528.8	$26,752.9	$1,497.6	5.6%	22.4%
Real estate construction	9,515.7	9,196.9	(234.5)	8,962.4	553.3	6.2	24.7
Real estate equity	12,648.6	12,134.7	(104.4)	12,030.3	618.3	5.1	20.6
Real estate commercial	12,872.0	12,214.5	827.8	13,042.3	(170.3)	(1.3)	(5.2)
Commercial	32,601.7	32,393.4	(762.7)	31,630.7	971.0	3.1	12.3
Business credit card	223.5	213.1	—	213.1	10.4	4.9	19.5
Consumer - direct	5,173.0	5,404.7	(467.7)	4,937.0	236.0	4.8	19.1
Consumer - indirect	9,179.8	8,861.1	197.4	9,058.5	121.3	1.3	5.4
Nonaccrual and restructured	353.6	324.2	15.3	339.5	14.1	4.2	16.6

Total loans	$110,818.4	$106,966.7	$—	$106,966.7	$3,851.7	3.6	14.4

Deposits:
Noninterest-bearing deposits	$24,521.4	$24,309.7	$15.0	$24,324.7	$196.7	0.8%	3.2%
NOW accounts	16,853.1	17,519.6	(4.6)	17,515.0	(661.9)	(3.8)	(15.1)
Money Market accounts	26,299.7	25,472.9	205.4	25,678.3	621.4	2.4	9.7
Savings	5,865.1	6,462.4	(215.8)	6,246.6	(381.5)	(6.1)	(24.4)
Consumer time	12,419.3	12,122.0	(565.5)	11,556.5	862.8	7.5	29.9
Other time	8,117.1	7,177.9	565.5	7,743.4	373.7	4.8	19.3

Total consumer and commercial deposits	94,075.7	93,064.5	—	93,064.5	1,011.2	1.1	4.3
Brokered deposits	10,940.4	9,580.3	—	9,580.3	1,360.1	14.2	56.8
Foreign deposits	7,028.8	6,128.9	—	6,128.9	899.9	14.7	58.7

Total deposits	$112,044.9	$108,773.7	$—	$108,773.7	$3,271.2	3.0	12.0

______________

[1]

As a result of the NCF systems conversion on April 22, 2005, SunTrust presents consolidated average balances on an adjusted basis for both loans and deposits. The Company believes these adjusted measures provide a better comparison between reporting periods and are more indicative of true loan and deposit fluctuations. The adjustments represent reclassifications due to account mapping changes resulting from the systems conversion.

[2]	Multiply percentage change by 4 to calculate sequential annualized change.